--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Equity Income Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Equity Income Fund

*    Stocks  staged  a  powerful   late-year  rally  following  a  steep  summer
     correction, but large-cap growth stocks continued to outpace value stocks during the year.

* The fund returned 2.78% and 9.23%, respectively, for the 6- and 12-month periods ended December 31, 1998, roughly in line with its Lipper benchmark but behind the S&P 500.

* Stocks were led by a small group of technology and large-cap companies, making it difficult for a conservative fund to keep pace with the broad market index.

* We made substantial new investments in out-of-favor stocks, such as Baker Hughes and Boeing, with good long-term potential.

* Stocks have been advancing at a faster rate than the fundamentals, which could make 1999 a challenging year. However, we believe our steady investment program will continue to serve shareholders well over time.

Fellow Shareholders

     Last year was characterized by positive economic growth, a favorable interest rate environment, and substantial stock market volatility. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months. The S&P 500 Index advanced by more than 20% for a record fourth consecutive year. However, within the context of another strong year for equities, large-cap growth stocks outpaced the value stocks in which your fund invests.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/98                   6 Months         12 Months
--------------------------------------------------------------------------------
Equity Income Fund                          2.78%             9.23%
S&P 500                                     9.22             28.57
Lipper Equity Income
Funds Average                               1.80             10.89
================================================================================

     For the last six months, the fund returned 2.78%, which was ahead of the Lipper universe of similarly managed funds but below the return for the unmanaged Standard & Poor's 500 Stock Index. The second half was particularly volatile in that the carnage of the third quarter was quickly followed by the market's exceptionally strong rebound in the fourth. We were pleased that the fund provided shareholders with some downside protection during the sell-off, which is characteristic of our conservative investment approach. This inherent defensiveness, however, made it difficult for the fund to keep up with the strong rally during the fourth quarter.

     For the year, the fund's 9.23% return was respectable but somewhat disappointing, since it was the first time since 1991 that calendar year performance slightly lagged the Lipper peer group. As discussed later in the report, it is virtually impossible for funds with conservative programs like Equity Income to keep up with S&P 500 stocks during the broad market advances we have seen in recent years. In times like these, it is helpful for shareholders to keep in mind that the purpose of this type of fund is not to generate robust returns under all market conditions. The fund's goal is to produce attractive returns, including substantial dividend income, over time -- and also to help cushion shareholders' investment principal when times get rough.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

YEAR-END DISTRIBUTIONS

     Your Board of Trustees declared a fourth quarter dividend of $0.15 per share, bringing the total for 1998 to $0.61. Earlier in the month, a $1.36 per share capital gain distribution was declared, of which $0.27 represented short-term and $1.09 long-term gains. The dividend distribution was paid on December 30, 1998, to shareholders of record on December 28, 1998, and the capital gain distribution was paid on December 17, 1998, to shareholders of record on December 15, 1998. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

PORTFOLIO STRATEGY

     "It was the best of times, it was the worst of times." This opening sentence in Charles Dickens' classic, A Tale of Two Cities, describes the dramatic volatility in financial markets, as well as the wide range of performance within the U.S. equity market in 1998. While the S&P 500 posted a 28% advance, more than one half of this return was generated by 15 of the largest-capitalization companies in the index. Much of the market's leadership was contained in the largest-cap growth stocks, while high-yield and low P/E stocks -- two characteristics the Equity Income Fund has historically sought out -- were out of favor. So, while the S&P 500 produced a healthy return, in reality the average stock on the New York Stock Exchange actually declined slightly in value.

==============================
Four  of  our  largest   sales
during  the  past  six  months
were stocks of companies  that
were in the  process  of being
merged or acquired . . .
------------------------------

     When looking at the impact of yield and P/E within the S&P 500, the 100 highest-yielding stocks and 100 lowest P/E stocks in the market returned 7.8% and -0.6%, respectively. Stock funds with broad investment programs had more flexibility to make different types of investments than are permitted for your fund. For example, technology stocks produced the best returns for the year -- although they endured an extremely volatile ride along the way. However, given the conservative nature of our investment program, technology is not a natural sector for us to invest in, since these stocks normally do not meet our investment criteria.

     The fund was 95% invested in equities at year-end. Four of our largest sales during the past six months were stocks of companies that were in the process of being merged or acquired (see Major Portfolio Changes table following the report). In each case, we were able to sell our shares at prices higher than our original cost.

     We made significant new investments in several companies, including BAKER HUGHES, BOEING, BANKAMERICA, and CORNING, all of which we bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because, for many diverse reasons, their share prices declined before we took a position in them. Baker Hughes is a good example. While the jury may be out on this investment for a while, we invested in this oil service company at approximately $19 per share, down from the 1998 high of about $45. In our view, the company represents reasonable value at the price we paid for the stock and offers the potential for good returns once investors grow less concerned about recent trends in energy prices.

     This investment strategy -- buying out-of-favor stocks with good long-term potential -- has served shareholders well in the past, and we believe it will in the future when investors focus again on stocks with appealing market valuations. The Financial Profile table below lists the valuation characteristics found in the typical fund investment. The data demonstrate the degree to which the companies in which we invest have below-average valuations. The fund's yield is more than double that of the broad index, its price/book value ratio is about half, its price/earnings ratio is a lot lower, and the historical beta of 0.68 versus 1.00 for the index means that the fund can be expected to have about 68% of the volatility of the S&P 500.

================================================================================
Financial Profile
--------------------------------------------------------------------------------
                                  Equity Income
As of 12/31/98                             Fund                S&P 500
--------------------------------------------------------------------------------
Current Yield                              2.7%                   1.3%
Price/Book Ratio                           3.3                    6.5
Price/Earnings Ratio
(1998 estimated EPS)                      18.3                   25.4
Historical Beta
(based on monthly
returns for 5 years)                       0.68                   1.00
================================================================================

     Among your fund's largest holdings (see Twenty-Five Largest Holdings table on page 6) are companies from many diverse industries, including SBC COMMUNICATIONS, MELLON BANK, AMERICAN HOME PRODUCTS, EXXON, ANHEUSER-BUSCH, DOW CHEMICAL, GE, and others that represent a broad cross-section of the U.S. economy.

SUMMARY AND OUTLOOK

     Twelve months ago, we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997, share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.

     We expect 1999 to be a more challenging year than the one just ended, which could lead to more moderate returns than the robust and, in our view, unsustainable performance of the past four years. In this environment, our investment approach will be steady and constant. We will continue to search for attractively valued stocks with solid long-term potential.

     As always, we will strive to justify the confidence you have placed in us, and we appreciate your continued support.

Respectfully submitted,

/s/

Brian C. Rogers
President and Chairman of the Investment Advisory Committee
January 22, 1999

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/98
SBC Communications .........................................               2.3%
ALLTEL .....................................................               1.9
Mellon Bank ................................................               1.8
American Home Products .....................................               1.7
Exxon ......................................................               1.6
--------------------------------------------------------------------------------
Amoco ......................................................               1.5
Philip Morris ..............................................               1.5
Pharmacia & Upjohn .........................................               1.5
General Mills ..............................................               1.4
Anheuser-Busch .............................................               1.4
--------------------------------------------------------------------------------
GTE ........................................................               1.3
Norfolk Southern ...........................................               1.2
Dow Chemical ...............................................               1.2
Mobil ......................................................               1.2
Chevron ....................................................               1.2
--------------------------------------------------------------------------------
Fannie Mae .................................................               1.2
GE .........................................................               1.1
Atlantic Richfield .........................................               1.1
Kimberly-Clark .............................................               1.1
AT&T .......................................................               1.1
--------------------------------------------------------------------------------
American General ...........................................               1.1
Union Pacific ..............................................               1.1
International Flavors & Fragrances .........................               1.0
Texaco .....................................................               1.0
Union Camp .................................................               1.0
--------------------------------------------------------------------------------
Total ......................................................              33.5%
================================================================================

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size
6 Months Ended 12/31/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Unocal
Baker Hughes *
Boeing *
Telebras *
Toys "R" Us *
Armstrong World
BankAmerica *
Kellogg
Royal Dutch Petroleum
Corning *

Ten Largest Sales
--------------------------------------------------------------------------------
United States Surgical **
Bankers Trust New York **
BellSouth
Willis-Corroon **
Amoco
PECO Energy
Frontier
Baxter International **
Amgen **
Abbott Laboratories

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Equity Income Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/98            1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Equity Income Fund                 9.23%       19.21%       18.75%        15.18%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                     Year
                                                    Ended
                                                 12/31/98           12/31/97          12/31/96          12/31/95          12/31/94
NET ASSET VALUE
Beginning of period ....................       $    26.07         $    22.54         $   20.01         $   15.98         $   16.65
Investment activities
        Net investment income ..........             0.61               0.66              0.64              0.66              0.60
        Net realized and
        unrealized gain (loss) .........             1.74               5.67              3.38              4.56              0.13
        Total from
        investment activities ..........             2.35               6.33              4.02              5.22              0.73
Distributions
        Net investment income ..........            (0.61)             (0.66)            (0.65)            (0.65)            (0.59)
        Net realized gain ..............            (1.49)             (2.14)            (0.84)            (0.54)            (0.81)
        Total distributions ............            (2.10)             (2.80)            (1.49)            (1.19)            (1.40)
NET ASSET VALUE
End of period ..........................       $    26.32         $    26.07         $   22.54         $   20.01         $   15.98
Ratios/Supplemental Data
Total return^ ..........................             9.23%             28.82%            20.40%            33.35%             4.53%
Ratio of expenses to
average net assets .....................             0.77%              0.79%             0.81%             0.85%             0.88%
Ratio of net investment
income to average
net assets .............................             2.26%              2.67%             3.08%             3.69%             3.63%
Portfolio turnover rate ................             22.6%              23.9%             25.0%             21.4%             36.3%
Net assets, end of period
(in millions) ..........................       $   13,495         $   12,771         $   7,818         $   5,215         $   3,204

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

================================================================================
Statement of Net Assets                           Shares/Par               Value
--------------------------------------------------------------------------------
                                                                    In thousands

Common Stocks  95.7%
FINANCIAL  15.3%
Bank and Trust  9.6%
Bank One ...............................           2,100,000          $  107,231
BankAmerica ............................             850,000              51,106
BankBoston .............................           1,400,000              54,513
Chase Manhattan ........................           1,400,000              95,288
Citigroup ..............................           2,650,000             131,175
First Union ............................           1,700,000             103,381
Fleet Financial Group ..................           2,400,000             107,250
J. P. Morgan ...........................           1,200,000             126,075
Mellon Bank ............................           3,500,800             240,680
Mercantile Bankshares ..................           1,715,900              66,009
National City ..........................           1,000,000              72,500
PNC Bank ...............................             958,300              51,868
Wells Fargo ............................           2,250,000              89,859
                                                                       1,296,935

Insurance  4.6%
American General .......................           1,828,600             142,631
EXEL (Class A) .........................           1,200,000              90,000
Lincoln National .......................             800,000              65,450
SAFECO .................................           2,600,000             111,719
St. Paul Companies .....................           3,869,450             134,463
Transamerica ...........................             650,000              75,075
                                                                         619,338

Financial Services  1.1%
Fannie Mae .............................           2,100,000             155,400
                                                                         155,400
Total Financial ........................                               2,071,673

UTILITIES  16.3%
Telephone  9.7%
ALLTEL .................................           4,200,000             251,212
AT&T ...................................           1,900,000             142,975
BCE ADR ................................           1,916,600              72,711
Bell Atlantic ..........................           2,400,000          $  127,200
BellSouth ..............................           1,300,000              64,838
Frontier ...............................             400,000              13,600
GTE ....................................           2,800,000             182,000
SBC Communications .....................           5,832,617             312,774
Telebras ADR ...........................             850,000              61,784
U S West ...............................           1,300,000              84,013
                                                                       1,313,107

Electric Utilities  6.6%
BGE ....................................           1,000,000              30,875
Central and South West .................           1,000,000              27,438
Dominion Resources .....................           1,000,000              46,750
DQE ....................................           1,750,000              76,891
Duke Energy ............................           1,500,000              96,094
Entergy ................................           1,500,000              46,687
FirstEnergy ............................           3,159,965             102,896
GPU ....................................             800,000              35,350
Houston Industries .....................           2,400,000              77,100
PacifiCorp .............................           3,100,000              65,294
PECO Energy ............................             900,000              37,462
Southern Company .......................           3,500,000             101,719
Teco Energy ............................           1,600,000              45,100
Unicom .................................           2,400,000              92,550
                                                                         882,206
Total Utilities ........................                               2,195,313

CONSUMER NONDURABLES  17.9%
Cosmetics  1.1%
International Flavors & Fragrances .....           3,185,600             140,764
                                                                         140,764

Beverages  2.1%
Anheuser-Busch .........................           2,900,000             190,312
Brown-Forman (Class B) .................           1,300,000              98,394
                                                                         288,706

Food Processing  4.3%
General Mills ..........................           2,480,000             192,820
Heinz ..................................           1,593,600              90,238
Kellogg ................................           2,500,000           $  85,312
McCormick ..............................           2,981,600             100,722
Quaker Oats ............................           1,944,800             115,716
                                                                         584,808

Hospital Supplies/Hospital Management  1.4%
Abbott Laboratories ....................           1,150,000              56,350
Bausch & Lomb ..........................           1,325,300              79,518
Smith & Nephew (GBP) ...................          16,840,700              51,202
                                                                         187,070

Pharmaceuticals  3.1%
American Home Products .................           4,000,000             225,250
Pharmacia & Upjohn .....................           3,500,000             198,187
                                                                         423,437

Miscellaneous Consumer Products  5.9%
Armstrong World ........................           1,800,000             108,562
Fortune Brands .........................           2,400,000              75,900
Philip Morris ..........................           3,800,000             203,300
PPG Industries .........................           1,500,000              87,375
RJR Nabisco ............................           2,750,000              81,641
Stanley Works ..........................             800,000              22,200
Tomkins (GBP) ..........................          17,200,000              81,728
UST ....................................           3,800,000             132,525
                                                                         793,231
Total Consumer Nondurables .............                               2,418,016

CONSUMER SERVICES  4.7%
General Merchandisers  1.0%
J.C. Penney ............................           1,700,000              79,687
May Department Stores ..................           1,000,000              60,375
                                                                         140,062

Specialty Merchandisers  0.6%
Toys "R" Us * ..........................           3,000,000              50,625
Tupperware .............................           1,800,000              29,588
                                                                          80,213

Entertainment and Leisure  0.8%
Hilton .................................           2,500,000              47,812
Reader's Digest (Class A) ..............           2,100,000              52,894
                                                                         100,706

Media and Communications  2.3%
Dow Jones ..............................           1,300,000           $  62,563
Dun & Bradstreet .......................           2,000,000              63,125
Knight-Ridder ..........................           2,100,000             107,362
R.R. Donnelley .........................           1,750,000              76,672
                                                                         309,722
Total Consumer Services ................                                 630,703

CONSUMER CYCLICALS  6.7%
Automobiles and Related  2.4%
Eaton ..................................             200,000              14,138
Genuine Parts ..........................           3,000,000             100,312
GM .....................................           1,600,000             114,500
TRW ....................................           1,700,000              95,519
                                                                         324,469

Building and Real Estate  2.4%
Archstone Communities Trust, REIT ......           1,400,000              28,350
Crescent Real Estate Equities, REIT ....           2,200,000              50,600
Rouse ..................................             700,000              19,250
Simon DeBartolo Group, REIT ............           3,489,532              99,452
Starwood Hotels & Resorts, REIT ........           4,000,000              90,750
Weingarten Realty Investors, REIT ......             600,000              26,775
                                                                         315,177

Miscellaneous Consumer Durables  1.9%
Corning ................................           1,200,000              54,000
Eastman Kodak ..........................           1,700,000             122,400
Whirlpool ..............................           1,500,000              83,062
                                                                         259,462
Total Consumer Cyclicals ...............                                 899,108

TECHNOLOGY  2.8%
Electronic Systems  0.8%
Hewlett-Packard ........................           1,500,000             102,469
                                                                         102,469

Electronic Components  0.9%
AMP ....................................           2,355,075             122,611
                                                                         122,611

Aerospace and Defense  1.1%
AlliedSignal ...........................           1,850,000           $  81,978
Boeing .................................           2,000,000              65,250
                                                                         147,228
Total Technology .......................                                 372,308

CAPITAL EQUIPMENT  2.4%
Electrical Equipment  2.0%
GE .....................................          1,500,000              153,094
Hubbell (Class B) ......................          1,300,000               49,400
Tyco International .....................            950,750               71,722
                                                                         274,216

Machinery  0.4%
Cooper Industries ......................           1,200,000              57,225
                                                                          57,225
Total Capital Equipment ................                                 331,441

BUSINESS SERVICES AND
TRANSPORTATION  5.2%
Transportation Services  0.2%
Alexander & Baldwin ....................          1,022,500               23,453
                                                                          23,453

Miscellaneous Business Services  2.2%
Browning-Ferris ........................           2,750,000              78,203
GATX ...................................           1,000,000              37,875
H&R Block ..............................           1,920,600              86,427
Waste Management .......................           2,000,000              93,250
                                                                         295,755

Railroads  2.8%
Burlington Northern Santa Fe ...........           2,250,000              75,938
Norfolk Southern .......................           5,250,000             166,359
Union Pacific ..........................           3,150,000             141,947
                                                                         384,244
Total Business Services and Transportation                               703,452

ENERGY  12.4%
Energy Services  0.9%
Baker Hughes ...........................           4,000,000              70,750
Witco ..................................           2,800,000           $  44,625
                                                                         115,375

Integrated Petroleum - Domestic  4.2%
Amerada Hess ...........................           2,000,000              99,500
Atlantic Richfield .....................           2,300,000             150,075
British Petroleum ADR ..................             733,680              69,700
Occidental Petroleum ...................           2,000,000              33,750
Phillips Petroleum .....................           1,200,000              51,150
Unocal .................................           3,600,000             105,075
USX-Marathon ...........................           1,900,000              57,237
                                                                         566,487

Integrated Petroleum - International  7.3%
Amoco ..................................           3,500,000             206,500
Chevron ................................           1,900,000             157,581
Exxon ..................................           2,900,000             212,063
Mobil ..................................           1,850,000             161,181
Royal Dutch Petroleum ADR ..............           2,400,000             114,900
Texaco .................................           2,600,000             137,475
                                                                         989,700
Total Energy ...........................                               1,671,562

PROCESS INDUSTRIES  10.0%
Diversified Chemicals  3.2%
Dow Chemical ...........................           1,800,000             163,687
DuPont .................................           2,200,000             116,737
Hercules ...............................           3,500,000              95,813
Olin ...................................           2,000,000              56,625
                                                                         432,862

Specialty Chemicals  3.3%
3M .....................................           1,780,000             126,602
Great Lakes Chemical ...................           2,200,000              88,000
Imperial Chemical ADR ..................           1,250,000              43,672
Lubrizol ...............................           1,300,000              33,394
Nalco Chemical .........................           2,000,000              62,000
Pall ...................................           3,443,000              87,151
                                                                         440,819

Paper and Paper Products  2.6%
Consolidated Papers ....................           2,510,200              69,031
Kimberly-Clark .........................           2,700,000             147,150
Union Camp .............................           2,000,000           $ 135,000
                                                                         351,181

Forest Products  0.9%
Georgia-Pacific ........................           1,000,000              58,562
International Paper ....................           1,500,000              67,219
                                                                         125,781
Total Process Industries ...............                               1,350,643

BASIC MATERIALS  1.7%
Metals  1.4%
Inco ...................................           3,000,000              31,688
Phelps Dodge ...........................           1,300,000              66,137
Reynolds Metals ........................           1,000,000              52,687
USX U.S. Steel .........................           1,500,000              34,500
                                                                         185,012

Mining  0.3%
Newmont Mining .........................           2,750,000              49,672
                                                                          49,672
Total Basic Materials ..................                                 234,684
Total Miscellaneous Common Stocks 0.3%                                    41,063
Total Common Stocks (Cost $9,711,354)                                 12,919,966

Convertible Preferred Stocks  0.1%
Crown Cork & Seal, 4.50% ................            500,000              14,625
Total Convertible Preferred Stocks (Cost $24,026)                         14,625

Corporate Bonds  0.3%
Starwood Hotel & Resort, Sr. Secured Notes
                VR, 8.868%, 2/23/03 ......      $ 33,750,000              33,413
Total Corporate Bonds (Cost  $33,716) ....                                33,413

Short-Term Investments  4.2%
Money Market Funds  4.2%
Reserve Investment Fund, 5.42% #+ ........       566,787,408             566,787
Total Short-Term Investments (Cost  $566,787)                            566,787

Total Investments in Securities
100.3% of Net Assets (Cost $10,335,883) ..                          $ 13,534,791

Other Assets Less Liabilities ............                              (39,741)

NET ASSETS ...............................                          $ 13,495,050
Net Assets Consist of:
Accumulated net investment income - net of distributions            $    (2,528)
Accumulated net realized gain/loss - net of distributions               117,577
Net unrealized gain (loss)                                            3,198,911
Paid-in-capital applicable to 512,712,115 shares of no par
value capital stock outstanding; unlimited shares authorized         10,181,090

NET ASSETS ................................                        $ 13,495,050

NET ASSET VALUE PER SHARE .................                        $      26.32

#      Seven-day yield
+      Affiliated company
*      Non-income producing
ADR    American Depository Receipt
REIT   Real Estate Investment Trust
VR     Variable rate
GBP    British Sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/98
Investment Income
Income
        Dividend .............................................        $  345,533
        Interest .............................................            64,806
        Total income .........................................           410,339
Expenses
        Investment management ................................            77,394
        Shareholder servicing ................................            25,010
        Prospectus and shareholder reports ...................             1,031
        Registration .........................................               601
        Custody and accounting ...............................               445
        Trustees .............................................                40
        Legal and audit ......................................                23
        Miscellaneous ........................................                82
        Total expenses .......................................           104,626
Net investment income ........................................           305,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ...........................................           784,485
        Foreign currency transactions ........................               180
        Net realized gain (loss) .............................           784,665
Change in net unrealized gain or loss
        Securities ...........................................            68,424
        Other assets and liabilities
        denominated in foreign currencies ....................                 4
        Change in net unrealized gain or loss ................            68,428
Net realized and unrealized gain (loss) ......................           853,093

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $1,158,806

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands

                                                                                                      Year
                                                                                                     Ended
                                                                                                  12/31/98                 12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................................................            $    305,713             $    281,009
        Net realized gain (loss) .................................................                 784,665                  859,742
        Change in net unrealized gain or loss ....................................                  68,428                1,503,279
        Increase (decrease) in net assets from operations ........................               1,158,806                2,644,030
Distributions to shareholders
        Net investment income ....................................................                (309,762)                (281,472)
        Net realized gain ........................................................                (730,134)                (948,478)
        Decrease in net assets from distributions ................................              (1,039,896)              (1,229,950)
Capital share transactions *
        Shares sold ..............................................................               3,094,274                3,858,730
        Distributions reinvested .................................................               1,005,143                1,194,182
        Shares redeemed ..........................................................              (3,494,462)              (1,513,941)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 604,955                3,538,971
Net Assets
Increase (decrease) during period ................................................                 723,865                4,953,051
Beginning of period ..............................................................              12,771,185                7,818,134
End of period ....................................................................            $ 13,495,050             $ 12,771,185
*Share information
        Shares sold ..............................................................                 115,398                  156,117
        Distributions reinvested .................................................                  38,342                   47,135
        Shares redeemed ..........................................................                (130,881)                 (60,273)
        Increase (decrease) in shares outstanding ................................                  22,859                  142,979

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange deter mined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $3,102,347,000 and $2,860,498,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,335,883,000. Net unrealized gain aggregated $3,198,908,000 at period end, of which $3,797,918,000 related to appreciated investments and $599,010,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $6,518,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $18,515,000 for the year ended December 31, 1998, of which $1,697,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund and Spectrum Income Fund held approximately 5.1% of the outstanding shares of the Equity Income Fund at December 31, 1998. For the year then ended, the fund was allocated $1,622,000 of Spectrum expenses, $173,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $40,668,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
T. ROWE PRICE EQUITY INCOME FUND

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Equity Income Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

*    $152,195,000 from short-term capital gains,

* $577,939,000 from long-term capital gains, all of which was subject to the 20% rate gains category.

     For corporate shareholders, $308,487,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   Options   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*Access  [Registration Mark]
          and  the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
          www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT   GUIDES  Asset  Mix  Worksheet,   College   Planning  Kit,
          Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate  Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term  Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida  Intermediate  Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond +
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond Global Bond ++
International Bond Money

MARKET FUNDS +++
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
**   Closed to new investors.
***  Formerly named Florida Insured Intermediate Tax-Free.
+    Formerly named Tax-Free Insured Intermediate Bond.
++   Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.
Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ----------------------------------------------------------------------
          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          ----------------------------------------------------------------------

          PLANNING AND INFORMATIONAL GUIDES
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century PlanRegistration Mark (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement The Roth IRA: A Review

          SOFTWARE PACKAGES
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER TM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
          T. ROWE PRICE VARIABLE ANNUITY ANALYZER TM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at WWW.TROWEPRICE.COM.

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------------------------------------------------------------

          GENERAL INFORMATION
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          The Basics of  International  Stock  Investing
          The Basics of Tax-Free Investing
          The  Fundamentals  of Fixed  Income  Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

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T. Rowe Price Investment Services, Inc., Distributor.          F71-050  12/31/98